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                                                                  EXHIBIT 21.01


                                    MATERIAL
                                  SUBSIDIARIES

Name of Subsidiary                               Jurisdiction of Incorporation
Art Institutes International, Inc.                                Pennsylvania
Art Institute of Atlanta, Inc.                                    Georgia
Art Institute of Dallas, Inc.                                     Texas
Art Institute of Fort Lauderdale, Inc.                            Florida
Art Institute of Houston, Inc.                                    Texas
Illinois Institute of Art, Inc.                                   Illinois
Illinois Institute of Art at Schaumburg, Inc.                     Illinois
Art Institute of Philadelphia, Inc.                               Pennsylvania
Art Institute of Phoenix, Inc.                                    Arizona
Art Institute of Seattle, Inc.                                    Washington
Colorado Institute of Art, Inc.                                   Colorado
The National Center for Professional Development, Inc.            Georgia
NCPT, Inc.                                                        Georgia
Art-Photo Supply Corp.                                            Florida
Eisenhower Boulevard Associates, Inc.                             Florida
EMC Management Services, Inc.                                     Pennsylvania
EMC Marketing & Advertising, Inc.                                 Georgia
Ocean World, Inc.                                                 Florida
The National Center for Educational Testing, Inc.                 New York
The National Center for Financial Services Training, Inc.         Georgia
The National Center for Paralegal Training                        Delaware
The National Center for Paralegal Training                        Illinois
The National Center for Paralegal Training                        New York
NCPT, Inc.                                                        Georgia
NCPT, Inc.                                                        California
NCPT-AZ, Inc.                                                     Arizona
New York Restaurant School, Inc.                                  New York
Art Institute of Los Angeles, Inc.                                California
Art Institute of Minnesota, Inc.                                  Minnesota
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
Art Institutes International - Twin Cities, Inc.                  Minnesota
Art Institute of Charleston, Inc.                                 South Carolina
Art Institute of Honolulu, Inc.                                   Hawaii
Art Institute of Indianapolis, Inc.                               Indiana
Art Institute of Las Vegas, Inc.                                  Nevada
Art Institute of New Orleans, Inc.                                Louisiana
Art Institute of Orlando, Inc.                                    Florida
Art Institute of Washington, Inc.                                 District of Columbia
AII Placement Services, Inc.                                      New York
Chicago Institute of Art and Design, Inc.                         Illinois
Education Management Corporation                                  New York
Music Business Institute, Inc.                                    Tennessee
New York Institute of Art, Inc.                                   New York
San Francisco Institute of Design, Inc.                           California
The Design Schools                                                Pennsylvania
The National Center for Credit Training, Inc.                     New York
The National Center for Financial Services Training, Inc.         Illinois
The National Center for Legal Training, Inc.                      Georgia
The National Center for Professional Fund Raising Training, Inc.  New York
The National Center for Professional Placement, Inc.              New York
Education Housing Services, Inc.                                  Pennsylvania
Art Institute of Minneapolis, Inc.                                Minnesota

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